UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2011

____________________

SPIRIT AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-35186 (Commission File Number)	38-1747023 (IRS Employer Identification Number)

2800 Executive Way
Miramar, Florida 33025
(Address of principal executive offices, including Zip Code)

(954) 447-7920
(Registrant’s telephone number, including area code)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this report furnished pursuant to Items 2.02 and 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), if such subsequent filing specifically references the information furnished pursuant to Items 2.02 and 7.01 of this report.

Item 2.02.	Results of Operations and Financial Condition.

On July 28, 2011, Spirit Airlines, Inc. (the “Company” or “Spirit”) issued a press release announcing its unaudited financial results for the second quarter of 2011.

Non-GAAP financial measures that reflect adjustments from historical financial data prepared under GAAP, including adjustments for special items and for pro forma calculations assuming our IPO had been completed as of an earlier date than it was actually completed, are included in the press release as supplemental disclosures because the Company believes they are useful indicators of the Company’s operating performance for comparative purposes.  These non-GAAP financial measures are well recognized performance measurements in the airline industry that are frequently used by investors, securities analysts and other interested parties in comparing the operating performance of companies in the airline industry.  The non-GAAP financial measures provided have limitations as an analytical tool.  Because of these limitations determinations of our operating performance adjusted for special items and pro forma for the Company’s IPO should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP.  The Company has also provided in the press release reconciliations of these non-GAAP financial measures to the appropriate GAAP financial measures.

The foregoing description is qualified in its entirety by reference to the press release dated July 28, 2011, a copy of which is attached hereto as Exhibit 99.1.

Item 7.01.	Regulation FD Disclosure.

On July 28, 2011, the Company provided an update to investors regarding the Company’s guidance for the third quarter of 2011 and the full year 2011.  The guidance provided therein is only an estimate of what the Company believes is realizable as of the date of this investor update. Actual results will vary from the guidance and the variations may be material. The Company undertakes no intent or obligation to publicly update or revise any of these projections, whether as a result of new information, future events or otherwise, except as required by law.

The foregoing description is qualified in its entirety by reference to the investor update, a copy of which is attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

The following is furnished as an exhibit to this report and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act:

Exhibit No.	Description

99.1	Press Release regarding second quarter 2011 financial results.

99.2	Investor Update regarding third quarter 2011 and full year 2011 guidance.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, including the exhibits furnished herewith, contain various forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which represent the Company’s expectations or beliefs concerning future events.  When used in this release, the words “expects,” “estimates,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “targets” and similar expressions are intended to identify forward-looking statements.  Similarly, statements that describe our objectives, plans or goals, or actions we may take in the future, are forward-looking statements.  All forward-looking statements in this release are based upon information available to the Company on the date of this release.  The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.  Forward-looking statements are subject to a number of factors that could cause the Company’s actual results to differ materially from the Company’s expectations, including the competitive environment in the airline industry; the Company’s ability to keep costs low; changes in fuel costs; the impact of worldwide economic conditions on customer travel behavior; the Company’s ability to generate non-ticket revenues; and government regulation.  Additional information concerning these and other factors is contained in the Company’s Securities and Exchange Commission filings, including but not limited to the Company’s IPO prospectus dated May 25, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2011	SPIRIT AIRLINES, INC.

By:  /s/  Thomas Canfield
Name: Thomas Canfield
Title:   Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release regarding second quarter 2011 financial results.

99.2	Investor Update regarding third quarter 2011 and full year 2011 guidance.